UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 21, 2026

Date of Report (Date of earliest event reported)

Linkhome Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42652	93-4316797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17901 Von Karman Ave, Ste 450 Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-9158

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	LHAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2026, Linkhome Holdings Inc., a Nevada corporation (the “Company”), entered into lock-up agreements (each, a “Lock-Up Agreement”) with certain of its major shareholders holding more than 5% of the Company’s outstanding shares and members of the Company’s management team, including the Chief Executive Officer, representing an aggregate of 8.07 million shares  (collectively, the “Lock-Up Holders”) pursuant to which each Lock-Up Holder has voluntarily agreed, among other things, not to directly or indirectly offer, sell, transfer or otherwise dispose of any shares of or securities convertible into, or exercisable or exchangeable for, the Company’s Common Stock, par $0.001 per share (the “Shares”), held by them, for a period commencing on the date of the Lock-Up Agreements and continuing until July 24, 2026, subject to certain exceptions. The Lock-Up Holders’ voluntary entry into the Lock-Up Agreements extends the original six-month lock-up period applicable to the Lock-Up Holders by an additional six months, as originally established in connection with the Company’s initial public offering, the final prospectus of which was filed with the Securities and Exchange Commission on July 25, 2025.

A copy of the form of Lock-Up Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of each Lock-Up Agreement.

Item 7.01 Regulation FD Disclosure.

On January 21, 2026, the Company issued a press release announcing the Company’s entry into the Lock-Up Agreements. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may include estimates or expectations about Linkhome Holdings Inc.’s possible or assumed operational results, financial condition, business strategies and plans, market opportunities, competitive position, industry environment, and potential growth opportunities. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “design,” “target,” “aim,” “hope,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “project,” “potential,” “goal,” or other words that convey the uncertainty of future events or outcomes. These statements relate to future events or to Linkhome Holdings Inc.’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause Linkhome Holdings Inc.’s actual results, levels of activity, performance, or achievements to be different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Linkhome Holdings Inc.’s control and which could, and likely will, affect actual results, levels of activity, performance or achievements. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause the Company’s actual results to differ materially from those presented in its forward-looking statements are set forth in the “Risk Factors” section in the Company’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and all of its other filings with the U.S. Securities and Exchange Commission, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Any forward-looking statement reflects Linkhome Holdings Inc.’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to Linkhome Holdings Inc.’s operations, results of operations, growth strategy and liquidity.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Form of Lock-Up Agreement.
99.1	Press release dated January 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2026

Linkhome Holdings Inc.

By:	/s/ Bill Qin
Name:	Bill Qin
Title:	Chief Executive Officer

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